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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) JULY 10, 2002
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                        Aavid Thermal Technologies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       0-27309                                          02-0466826
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(Commission File Number)                    (I.R.S. Employer Identification No.)


Eagle Square, Suite 509, Concord, New Hampshire                03301
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(Address of Principal Executive Offices)                     (Zip Code)


    Registrant's telephone number, including area code (603) 224-1117
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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Upon approval of the Board of Directors of Aavid Thermal Technologies, Inc. the
"Company"), on July 10, 2002, the Company informed Arthur Andersen LLP ("Arthur Andersen"), the Company's independent public accountants for the fiscal year ended December 31, 2001, of its decision to dismiss Arthur Andersen as the Company's independent public accountants. Upon approval of the Board of Directors, the Company has engaged Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal year ended December 31, 2001 and the 11 month period ending December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. Arthur Andersen did modify their opinion as to the uncertainty as to whether the Company could continue as a going concern.

During all periods presented in the Company's Form 10-K for the year ended December 31, 2001 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During all of the periods presented in the Company's Form 10-K for the year ended December 31, 2001 and through the date hereof, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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None




                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Aavid Thermal Technologies, Inc.

Date:  July 10, 2002                     /s/ Brian A. Byrne
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                                         Brian A. Byrne
                                         Vice President and
                                         Chief Financial Officer